LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND

July 1, 2000

Dear Shareholder,

For the 12 months ended May 31, 2000, the J.P. Morgan Institutional SmartIndex-TM- Fund posted a 7.25% return, underperforming both the 10.47% return of the S&P 500 and the 13.76% return of the Lipper Large Cap Core Fund Average.

The fund's net asset value increased to $17.07 on May 31, 2000, from $16.06 on May 31, 1999. Dividends of approximately $0.14 per share were paid from ordinary income and approximately $0.01 in short-term capital gains.
On May 31, 2000, the net assets of the fund were approximately $400.5 million.

This report includes a discussion with Timothy J. Devlin, the portfolio manager primarily responsible for the J.P. Morgan Institutional SmartIndex-TM- Fund. In this interview, Tim talks about the events of the previous year that had the greatest effect on the fund and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,


/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

-------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1   FUND FACTS AND HIGHLIGHTS............7
FUND PERFORMANCE.....................2   FINANCIAL STATEMENTS................10
PORTFOLIO MANAGER Q&A................3
-------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $3,000,000 (the minimum investment in the fund). The chart at right shows that $3,000,000 invested on December 31, 1998, would have grown to $3,458,474 on May 31, 2000.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $3,000,000 SINCE FUND INCEPTION*
DECEMBER 31, 1998 - MAY 31, 2000


[EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC]

            JPM INST                            LIPPER LARGE CAP CORE
            SMARTINDEX           S&P 500        FUNDS AVERAGE
12/31/98     3,000,000          3,000,000                   3,000,000
1/31/99      3,124,248          3,125,460                   3,116,700
2/28/99      3,022,044          3,028,321                   3,012,602
3/31/99      3,134,242          3,149,484                   3,132,203
4/30/99      3,290,853          3,271,463                   3,216,459
5/31/99      3,224,595          3,194,224                   3,141,837
6/30/99      3,389,479          3,371,504                   3,326,891
7/31/99      3,284,878          3,266,245                   3,235,402
8/31/99      3,270,790          3,249,914                   3,208,224
9/30/99      3,176,130          3,160,834                   3,135,398
10/31/99     3,355,379          3,360,851                   3,335,122
11/30/99     3,423,856          3,429,177                   3,431,507
12/31/99     3,588,202          3,631,156                   3,682,007
1/31/00      3,418,298          3,448,727                   3,522,945
2/29/00      3,333,346          3,383,442                   3,550,776
3/31/00      3,665,010          3,714,445                   3,847,621
4/30/00      3,545,543          3,602,677                   3,735,270
5/31/00      3,458,474          3,528,750                   3,628,815

      LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE

                                                             TOTAL RETURNS           AVERAGE ANNUAL TOTAL RETURNS
                                                             -------------------   --------------------------------
                                                             THREE       SIX            ONE        SINCE
AS OF MAY 31, 2000                                           MONTHS      MONTHS         YEAR       INCEPTION*
--------------------------------------------------------------------------------   --------------------------------
J.P. Morgan Institutional SmartIndex-TM- Fund                3.75%       1.01%           7.25%     10.56%
S&P 500 Index**                                              4.29%       2.90%          10.47%     12.14%
Lipper Large Cap Core Fund Average***                        1.90%       4.81%          13.76%     13.48%

AS OF MARCH 31, 2000
--------------------------------------------------------------------------------   --------------------------------
J.P. Morgan Institutional SmartIndex-TM- Fund                2.14%       15.39%         16.93%     17.37%
S&P 500 Index**                                              2.29%       17.51%         17.94%     18.64%
Lipper Large Cap Core Fund Average***                        4.11%       21.66%         21.70%     21.32%

* THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 1998.

** S&P 500 INDEX IS AN UNMANAGED INDEX USED TO PORTRAY THE PATTERN OF COMMON STOCK MOVEMENT BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY HELD COMMON STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

*** DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER, INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SERVICE FOR MUTUAL FUND DATA. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with TIMOTHY J. DEVLIN, vice president and member of the portfolio management team for the J.P. Morgan SmartIndex-TM-Fund since its inception. Tim joined J.P. Morgan in 1996 after spending nine years at Mitchell Hutchins Asset Management, where he managed quantitatively driven equity portfolios for institutional and retail investors. Tim received his B.A. in economics from Union College. This interview was conducted on June 11, 2000, and reflects Tim's views on that date.

WHAT WOULD YOU SAY WERE THE PRINCIPAL EVENTS THAT IMPACTED U.S. EQUITIES OVER THE PAST YEAR?

TJD: Certainly, the string of interest rate hikes by the Fed was very influential. In an effort to cool what was perceived to be an overheated economy, the Fed starting raising rates last June, beginning with five consecutive quarter-point increases and culminating, at least for now, in a half-point increase in mid-May of this year. The first five increases were generally disregarded by a marketplace that seemed to embrace growth at any price. In fact, our economy grew at the incredible pace of more than 7% in 1999's fourth quarter and over 5% in the first quarter of 2000. It was during this period that the stock market almost literally shot through the roof, particularly the tech-heavy NASDAQ, which set new records, seemingly on a weekly basis.

This all came to an end during the closing days of the first quarter and most of April 2000, when investors got the message that the Fed was serious about dampening the economy's torrid growth. Looking ahead to a slower growth economy, they began to re-evaluate the earnings prospects of many of the technology companies that had dominated the market until then. The result was a significant correction in the NASDAQ during April and a volatile equity market that persists to this day.

This said, the overall market is still up 10%-11% through May 2000, a return that would be consistent with a normal year, historically. To me, it is somewhat unnerving to see the market respond this way, particularly in the face of a 175 basis point increase in interest rates and the prospect of more to come.

The other major event would be the continued advances of technology in virtually every business sector. Until recently, investors were focused almost purely on technology-related companies, particularly those that were perceived to be leading the growth of the Internet. What we've seen lately is a broadening of investor interest to include those companies, tech or not tech, that are using new technologies to leapfrog the competition and create new operating environments. In the business-to-business arena, you can see this most prominently in ongoing efforts to create Internet-based exchanges for virtually anything from auto parts to basic commodities. You also see it in individual efforts to improve customer service, streamline distribution, and do just about everything more efficiently by utilizing the technological tools at hand.

Investors have taken note and are paying significant premiums for companies that are successful in their efforts to adapt and use technology, believing that they will be best positioned to compete in the new economy. Those that haven't been able to adapt have really been thrashed. I think this division between the technological haves and have-nots will be a key investment theme for some time yet to come.

YOU MENTIONED INTEREST RATES, THE STORY THAT'S BEEN ON VIRTUALLY EVERYONE'S MINDS THESE DAYS. WHAT DO YOU THINK THE FEDERAL RESERVE BOARD IS GOING TO DO IN COMING MONTHS?

TJD: In our view, the most likely economic scenario going forward is that the Fed succeeds in its efforts to engineer a soft landing for the U.S. economy. We've already seen some signs of a cooling economy, including a fairly recent decline in job growth, a significant reduction in new home sales and weaker than expected retail sales, particularly in the interest rate-sensitive durable goods sector. We don't think the Fed will increase rates at the next Federal Open Market Committee meeting, but between now and year-end, we think we'll see additional tightening, on the order of 50 basis points or so. This should serve to slow our economy's growth, without slowing it down too far, too fast.

HOW HAVE INVESTORS' PERCEPTIONS CHANGED SINCE THE NEAR COLLAPSE OF THE NASDAQ?

TJD: One thing we are starting to see is a move away from the kind of momentum-based investing that ruled the market in late 1999 and early 2000, to more rational, valuation-based investing.

WHAT MAKES YOU THINK VALUATION WILL STAGE A COMEBACK?

TJD: The price of any investment ultimately MUST relate in some way to its ability to earn money for the investor. It's common sense. We believe hype can only drive the market for a little while, before investors start to look beyond it and focus on real earnings, or earnings potential.

HOW DO YOU MANAGE THE PORTFOLIO IN SUCH AN ENVIRONMENT?

TJD: Pretty much the same way we always have. For us, valuation investing is a process of forecasting a company's future earnings, discounting these back to the stock price, and comparing stocks based on their dividend discount rate
(DDR), or internal rate of return. By ranking stocks within each sector by their DDR, we can identify and avoid the priciest stocks in each sector, while maintaining portfolio characteristics and sector weightings similar to the S&P 500 Index. The end result is a diversified portfolio that relies exclusively on valuation-based stock selection in an effort to beat the market.

LET'S GET TO PERFORMANCE.  HOW DID YOU DO OVER THE PAST 12 MONTHS?

TJD: There's no question that the last 12 months been a difficult time for valuation-driven investors, such as ourselves. We just don't do well in a market that is driven almost exclusively by price momentum. This was particularly true in the fourth quarter of 1999, a period in which we incurred most of our negative, annualized performance. According to our analysis, the return to price momentum in 1999, and especially the fourth quarter, far exceeded any other year in the last 30 years, which is as far back as we went.

With momentum investing, investors focus, almost exclusively, on price. If investors see a stock going up, they see it as good and continue to buy it, which, of course, makes it continue to go up - at least for a time. In such an environment, fundamentals go out the window. All that matters is that the stock is going up, not whether it should be going up based on present and expected future earnings growth.

Under our investment philosophy, all things being equal, if a stock's price goes up, it looks less, not more, attractive. For us, this means that the stock is being more fully valued and, rationally, has less room to appreciate. The key word here is Orationally.O Until lately, we've been in the grips of an exceedingly irrational and very narrow market, in which investors were willing to bet their fortunes on essentially 25 tech names.

With our broad diversification and focus on valuation, this price-driven market mentality created a very significant headwind for us over the past 12 months, and stock selection wasn't enough to pull us out of it.

WHICH HOLDINGS DID WELL OVER THE PAST 12 MONTHS?

TJD: Overweight positions in Intel, EMC, Cisco, and Warner-Lambert helped us a great deal, as all performed admirably over the past 12 months. Intel has benefited from continued strong PC demand, including a larger percentage of higher margin laptops, stable average selling price (asp's), and strong server/PC demand fueled by the explosive growth of the Internet. Intel has also lowered costs through shrinking line width and improved packaging. EMC remains the leader of the data storage market, and demand for storage is booming. Despite competitive pressures and a high cost structure, the market is its to lose. Investors have agreed, as the stock climbed appreciably in the last 12 months. Cisco was up significantly over this reporting period. It's just a fantastic company. Even though it trades at 85X next year's earnings, it still looks attractive relative to other companies in its sector. Its management is excellent, as is its track record in successfully identifying and integrating new acquisitions. We are highly confident in our earnings forecast for the company, as are we in management's ability to deliver these earnings. We are less so with Cisco's competitors. Given this level of confidence and Cisco's premier position as a primary provider of Internet-related infrastructure products and services, we believe it deserves the premium that the market has assigned to it. Warner-Lambert, a favorite holding since the fund's inception, rose on the year, on the heels of its blockbuster cholesterol drug, Lipitor, and the just-completed merger with Pfizer.

WHICH DIDN'T PERFORM UP TO EXPECTATIONS?

TJD: As noted, we had generally good stock selection in the tech sector, but we were hurt by underweighting, relative to the benchmark, a couple of stocks that significantly outperformed their respective sectors, these being Oracle and Qualcomm, both of which were up significantly during this time. More recently, we were hurt by an overweight position in Microsoft, which declined substantially during the recent Department of Justice antitrust proceedings.

Beyond the technology sector, an underweight position in Disney hurt us over the past year. Disney's success from 1990 to 1997 has been largely driven by home video sales. As a result, the market for home videos has been saturated and will need time to regenerate. Additionally, theme park attendance has been slowing as competition has been intense. Disney's surprising success this year has been on the back of the phenomenally popular ABC television show "Who Wants to Be a Millionaire?"

GIVEN THE VOLATILITY OF THE MARKET AND ITS IMPACT ON THE PORTFOLIO, DO YOU PLAN TO MAKE ANY CHANGES IN YOUR MANAGEMENT STYLE?

TJD: No. As I said, we are confident that valuation investing will rise from the ashes of momentum, and that the portfolio will benefit when it does. We have, however, elected to apply a few additional analytical tools to our process that will enable us to make better use of near term information, such as revisions in earnings estimates. This should have the effect of buffering the portfolio against the kind of volatility we've endured over the past year.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional SmartIndex-TM- Fund seeks to provide a consistently high total return from a broadly diversified portfolio of approximately 350 equity securities while maintaining risk characteristics similar to those of the S&P 500.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
12/31/98

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/00
$400,541,096

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
6/23/00, 8/18/00, 12/21/00

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

-------------------------------------------------------------------------------
REGISTRANT
J.P. MORGAN SERIES TRUST
J.P. MORGAN SMARTINDEX-TM- FUND:
  INSTITUTIONAL SHARES


EXPENSE RATIO
The fund's current annualized expense ratio of 0.35% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring dividend or redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

TECHNOLOGY                         29.3%
CONSUMER GOODS & SERVICES          19.2%
FINANCE                            13.9%
HEALTHCARE                         10.7%
INDUSTRIAL PRODUCTS & SERVICES      7.9%
UTILITIES                           6.8%
ENERGY                              5.8%
SHORT-TERM AND OTHER INVESTMENTS    3.5%
BASIC INDUSTRIES                    2.4%
TRANSPORTATION                      0.5%

LARGEST EQUITY HOLDINGS                      % OF TOTAL INVESTMENTS
--------------------------------------------------------------------
GENERAL ELECTRIC CO.                                  4.1%
   (INDUSTRIAL PRODUCTS & SERVICES)
INTEL CORP. (TECHNOLOGY)                              3.7%
CISCO SYSTEMS, INC. (TECHNOLOGY)                      3.6%
MICROSOFT CORP. (TECHNOLOGY)                          3.1%
EXXON MOBIL CORP. (ENERGY)                            2.7%
WAL-MART STORES, INC.                                 2.6%
   (CONSUMER GOODS & SERVICES)
CITIGROUP INC. (FINANCE)                              2.2%
NORTEL NETWORKS CORP. (TECHNOLOGY)                    1.7%
WARNER-LAMBERT CO. (HEALTHCARE)                       1.6%
MERCK & CO., INC. (HEALTHCARE)                        1.5%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
COMMON STOCKS (96.4%)
BASIC INDUSTRIES (2.4%)
CHEMICALS (1.1%)
Air Products and Chemicals, Inc..................       19,400   $    671,725
Dow Chemical Co..................................       14,900      1,595,231
IMC Global, Inc..................................        3,700         56,887
Lyondell Chemical Co.............................        1,300         21,694
PPG Industries, Inc..............................       14,400        713,700
Praxair, Inc.....................................       12,200        512,400
Rohm & Haas Co...................................       30,000      1,023,750
                                                                 ------------
                                                                    4,595,387
                                                                 ------------

FOREST PRODUCTS & PAPER (0.5%)
Fort James Corp..................................       13,600        307,700
Georgia-Pacific Group............................       10,900        356,975
International Paper Co...........................       27,500        957,344
Temple-Inland, Inc...............................        6,800        337,875
                                                                 ------------
                                                                    1,959,894
                                                                 ------------
METALS & MINING (0.7%)
Alcan Aluminum Ltd.(i)...........................       10,700        351,094
Alcoa, Inc.......................................       28,600      1,671,312
Allegheny Technologies, Inc......................        7,400        166,962
Freeport-McMoran Copper & Gold, Inc., Class B....       11,700        107,494
Nucor Corp.......................................        5,300        206,037
Phelps Dodge Corp................................        3,700        166,037
                                                                 ------------
                                                                    2,668,936
                                                                 ------------
PACKAGING & CONTAINERS (0.1%)
Smurfit-Stone Container Corp.+...................       17,800        252,537
                                                                 ------------
  TOTAL BASIC INDUSTRIES.........................                   9,476,754
                                                                 ------------

CONSUMER GOODS & SERVICES (19.2%)
APPARELS & TEXTILES (0.1%)
Jones Apparel Group, Inc.+.......................        8,500        227,906
                                                                 ------------

AUTOMOTIVE (1.8%)
Dana Corp.+......................................       11,500        296,844
Delphi Automotive Systems Corp.+.................       31,300        565,356
Ford Motor Co.+..................................       71,800      3,486,787
General Motors Corp.+............................       34,500      2,436,562
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
AUTOMOTIVE (CONTINUED)
Genuine Parts Co.+...............................        1,600   $     38,200
Goodyear Tire and Rubber Co.+....................       11,000        273,625
Lear Corp.+......................................        9,900        232,031
                                                                 ------------
                                                                    7,329,405
                                                                 ------------

BROADCASTING & PUBLISHING (2.0%)
AT&T Corp. - Liberty Media Group, Class A+.......       40,600      1,799,087
Comcast Corp., Class A+..........................       51,900      1,965,712
Gannett Co., Inc.+...............................       17,000      1,100,750
Knight-Ridder, Inc.+.............................        5,000        265,000
MediaOne Group, Inc.+............................       36,600      2,445,337
New York Times Co., Class A......................        7,600        291,650
Tribune Co.......................................        3,400        130,900
                                                                 ------------
                                                                    7,998,436
                                                                 ------------

BUSINESS & PUBLIC SERVICES (0.1%)
FedEx Corp.......................................       16,000        566,000
                                                                 ------------

ENTERTAINMENT, LEISURE & MEDIA (3.0%)
America Online, Inc.+............................       80,500      4,266,500
Fox Entertainment Group, Inc., Class A+..........       15,300        399,712
Seagram Company Ltd.(i)..........................       29,600      1,411,550
Time Warner, Inc.................................       60,300      4,759,931
Viacom, Inc., Class B+...........................       12,100        750,200
Walt Disney Co...................................       15,300        645,469
                                                                 ------------
                                                                   12,233,362
                                                                 ------------

FOOD, BEVERAGES & TOBACCO (3.4%)
Bestfoods........................................       15,000        967,500
Campbell Soup Co.................................        7,100        220,100
Coca-Cola Co.....................................       75,300      4,019,137
General Mills, Inc...............................       13,500        535,781
H.J. Heinz Co....................................       20,000        783,750
Kellogg Co.......................................       35,200      1,069,200
Nabisco Holdings Corp., Class A..................          500         23,094
PepsiCo, Inc.....................................        9,300        378,394
Philip Morris Companies, Inc.....................      131,400      3,432,825
Quaker Oats Co...................................       11,300        831,256
Unilever NV - NY Shares(i).......................       27,100      1,377,019
                                                                 ------------
                                                                   13,638,056
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
HOUSEHOLD PRODUCTS (1.4%)
Clorox Co........................................       13,400   $    530,975
Kimberly-Clark Corp..............................       25,000      1,512,500
Procter & Gamble Co..............................       51,600      3,431,400
Ralston-Ralston Purina Group.....................       14,100        261,731
                                                                 ------------
                                                                    5,736,606
                                                                 ------------
PERSONAL CARE (0.6%)
Estee Lauder Companies, Inc., Class A............        7,200        322,650
Gillette Co......................................       59,000      1,969,125
                                                                 ------------
                                                                    2,291,775
                                                                 ------------

RESTAURANTS & HOTELS (0.9%)
Mandalay Resort Group............................        1,000         21,187
Mariott International Inc., Class A..............       15,200        551,000
McDonald's Corp..................................       74,200      2,657,287
Starwood Hotels & Resorts Worldwide, Inc.........        9,900        292,669
                                                                 ------------
                                                                    3,522,143
                                                                 ------------

RETAIL (5.9%)
Circuit City Stores-Circuit City Group...........       16,000        797,000
Federated Department Stores, Inc.+...............       14,400        554,400
Gap, Inc.........................................       53,700      1,882,856
Hasbro, Inc......................................       12,400        203,050
Home Depot, Inc..................................       53,000      2,587,062
J.C. Penney, Inc.................................       14,000        253,750
Kroger Co.+......................................       45,500        904,312
Limited Inc......................................       23,200        559,700
Lowe's Companies, Inc............................       20,600        959,187
Mattel, Inc......................................       31,100        421,794
May Department Stores Co.........................       17,100        514,069
Nordstrom, Inc...................................        5,400        135,675
Safeway, Inc.+...................................        7,100        327,487
Sears, Roebuck & Co..............................       23,300        860,644
Target Corp......................................       28,100      1,761,519
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
RETAIL (CONTINUED)
TJX Companies, Inc...............................       21,200   $    458,450
Wal-Mart Stores, Inc.............................      178,600     10,291,825
                                                                 ------------
                                                                   23,472,780
                                                                 ------------
  TOTAL CONSUMER GOODS & SERVICES................                  77,016,469
                                                                 ------------

ENERGY (5.8%)
ELECTRIC (0.0%)
CMS Energy Corp..................................        6,500        147,875
                                                                 ------------

GAS EXPLORATION (0.1%)
Union Pacific Resources Group, Inc...............       10,100        239,244
                                                                 ------------

GAS-PIPELINES (0.1%)
Dynegy, Inc., Class A............................        5,600        431,900
                                                                 ------------

OIL-PRODUCTION (5.3%)
Amerada Hess Corp.+..............................        3,300        219,037
Anadarko Petroleum Corp.+........................        4,300        228,169
Chevron Corp.+...................................       24,500      2,264,719
Conoco, Inc., Class A+...........................        2,400         64,200
Conoco, Inc., Class B+...........................       20,700        589,950
Devon Energy Corp.+..............................        3,000        179,437
Exxon Mobil Corp.+...............................      130,100     10,838,956
Phillips Petroleum Co.+..........................        2,800        160,300
Royal Dutch Petroleum Co. - NY Shares(i).........       80,200      5,007,487
Texaco, Inc......................................       20,700      1,188,956
Tosco Corp.......................................        3,000         91,875
Unocal Corp......................................        5,800        222,937
                                                                 ------------
                                                                   21,056,023
                                                                 ------------

OIL-SERVICES (0.3%)
Apache Corp.+....................................        4,100        249,587
Baker Hughes, Inc.+..............................       11,800        427,750
Cooper Cameron Corp.+............................        1,700        118,575
Diamond Offshore Drilling, Inc.+.................        2,300         94,012
ENSCO International, Inc.+.......................        2,500         87,344
Global Marine, Inc.+.............................        6,200        175,537
                                                                 ------------
                                                                    1,152,805
                                                                 ------------
  TOTAL ENERGY...................................                  23,027,847
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
FINANCE (13.9%)
BANKING (5.7%)
Associated Banc - Corp.+.........................        2,000   $     50,906
Bank of America Corp.+...........................       58,200      3,233,737
Bank One Corp.+..................................       35,200      1,163,800
Banknorth Group, Inc.+...........................        1,000         13,937
Charter One Financial, Inc.+.....................        9,500        216,125
Citigroup, Inc.+.................................      139,600      8,681,375
Comerica, Inc.+..................................        7,000        354,375
Dime Bancorp, Inc.+..............................        8,100        147,825
First Tennessee National Corp.+..................        6,000        123,000
First Union Corp.+...............................       46,800      1,646,775
Firstar Corp.+...................................       10,500        268,406
FirstMerit Corp.+................................        2,000         37,875
FleetBoston Financial Corp.+.....................       41,900      1,584,344
Golden West Financial Corp.+.....................        7,200        300,600
GreenPoint Financial Corp.+......................        4,700         98,112
Hibernia Corp., Class A+.........................        3,400         43,775
KeyCorp+.........................................       19,400        407,400
Marshall & Ilsley Corp.+.........................        4,800        232,800
Mercantile Bankshares Corp.+.....................        2,700         89,437
National Commerce Bancorporation.................        3,500         66,500
North Fork Bancorporation, Inc...................        7,600        125,875
PNC Financial Services Group.....................       13,200        664,950
Regions Financial Corp...........................        9,700        219,462
Southtrust Corp..................................        7,100        192,144
Summit Bancorp...................................        7,800        223,762
TCF Financial Corp...............................        3,600         94,275
U.S. Bancorp.....................................       34,700        902,200
U.S. Trust Corp..................................        3,600        511,425
Union Planters Corp..............................        6,300        196,875
Washington Mutual, Inc...........................       24,800        713,000
Wells Fargo Co...................................        8,700        393,675
                                                                 ------------
                                                                   22,998,747
                                                                 ------------

FINANCIAL SERVICES (5.5%)
A.G.Edwards, Inc.................................        5,600        195,650
American Express Co..............................          900         48,431
Ameritrade Holding Corp., Class A+...............       11,800        134,225
Associates First Capital Corp., Class A..........       33,800        927,387
AXA Financial, Inc...............................       25,700      1,000,694
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
FINANCIAL SERVICES (CONTINUED)
Bear Stearns Companies, Inc......................       12,600   $    496,125
Capital One Financial Corp.......................       10,100        477,225
Charles Schwab Corp..............................       41,100      1,181,625
CIT Group, Inc., Class A.........................       17,200        314,975
Countrywide Credit Industries, Inc...............        7,900        242,925
E*TRADE Group, Inc.+.............................       24,200        376,612
Fannie Mae.......................................       47,300      2,843,912
Franklin Resources, Inc..........................       14,000        420,000
Freddie Mac......................................       32,300      1,437,350
Goldman Sachs Group, Inc.........................       24,600      1,809,637
Household International, Inc.....................       22,000      1,034,000
John Hancock Financial Services, Inc.+...........       18,700        417,244
Lehman Brothers Holdings, Inc....................        9,000        694,687
Merrill Lynch & Co., Inc.........................       33,100      3,264,487
Morgan Stanley Dean Witter
  & Co...........................................       45,100      3,244,381
Paine Webber Group, Inc..........................       15,800        710,012
Providian Financial Corp.........................        4,100        364,644
TD Waterhouse Group, Inc.+.......................       26,800        413,725
                                                                 ------------
                                                                   22,049,953
                                                                 ------------

INSURANCE (2.7%)
Allstate Corp....................................       50,000      1,325,000
Ambac Financial Group, Inc.......................        9,200        463,450
American General Corp............................       14,600        935,312
American International Group, Inc................       30,800      3,466,925
Aon Corp.........................................       15,300        537,412
CIGNA Corp.......................................       11,600      1,030,225
Financial Security Assurance Holdings Ltd........        1,700        127,712
Hartford Financial Services Group, Inc...........       13,200        780,450
Lincoln National Corp............................       13,200        511,500
MBIA, Inc........................................        6,700        387,344
MetLife, Inc.+...................................       45,000        922,500
Torchmark Corp...................................        7,900        214,781
                                                                 ------------
                                                                   10,702,611
                                                                 ------------
  TOTAL FINANCE..................................                  55,751,311
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
HEALTH CARE (10.6%)
BIOTECHNOLOGY (0.1%)
Genzyme Corp.....................................        3,300   $    187,481
Human Genome Sciences, Inc.+.....................        1,800        157,950
                                                                 ------------
                                                                      345,431
                                                                 ------------

HEALTH SERVICES (0.8%)
Aetna, Inc.......................................        9,800        654,150
Tenet Healthcare Corp.+..........................       21,500        550,938
The Healthcare Co................................       36,700        990,900
UnitedHealth Group, Inc..........................       10,900        812,731
Wellpoint Health Networks, Inc.+.................        4,300        312,288
                                                                 ------------
                                                                    3,321,007
                                                                 ------------

MEDICAL SUPPLIES (0.8%)
Baxter International, Inc........................        3,300        219,450
Becton, Dickinson & Co...........................       17,500        510,781
Boston Scientific Corp.+.........................       13,200        338,250
Guidant Corp.+...................................        9,200        465,750
Medtronic, Inc...................................       26,800      1,383,550
St. Jude Medical, Inc............................        5,300        190,469
                                                                 ------------
                                                                    3,108,250
                                                                 ------------

PHARMACEUTICALS (8.9%)
Abbott Laboratories..............................       60,100      2,445,319
ALZA Corp.+......................................       14,600        741,863
American Home Products Corp......................       55,300      2,979,288
Bristol-Myers Squibb Co..........................       75,700      4,168,231
Eli Lilly & Co...................................       45,600      3,471,300
Forest Laboratories, Inc.........................        6,000        531,000
IDEC Pharmaceuticals Corp.+......................        1,700        108,481
Johnson & Johnson................................       23,900      2,139,050
Merck & Co., Inc.................................       82,000      6,119,250
Pfizer, Inc......................................       29,000      1,292,313
Pharmacia Corp...................................       48,800      2,534,550
Schering-Plough Corp.............................       57,300      2,771,888
Vertex Pharmaceuticals, Inc.+....................          100          7,388
Warner-Lambert Co................................       52,600      6,423,775
Watson Pharmaceuticals, Inc.+....................        2,500        110,313
                                                                 ------------
                                                                   35,844,009
                                                                 ------------
  TOTAL HEALTH CARE..............................                  42,618,697
                                                                 ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------

INDUSTRIAL PRODUCTS & SERVICES (7.8%)
AEROSPACE (0.6%)
B.F. Goodrich Co.................................        9,800   $    347,900
Boeing Co........................................       25,400        992,188
Lockheed Martin Corp.............................       15,600        382,200
Raytheon Co., Class A............................        7,000        164,938
Raytheon Co., Class B............................        6,000        140,625
United Technologies Corp.........................        3,900        235,706
                                                                 ------------
                                                                    2,263,557
                                                                 ------------

BUILDING MATERIALS (0.0%)
USG Corp.........................................        2,400         90,450
                                                                 ------------

CAPITAL GOODS (0.1%)
Eaton Corp.......................................        4,600        333,788
PACCAR, Inc......................................        5,100        213,563
                                                                 ------------
                                                                      547,351
                                                                 ------------

COMMERCIAL SERVICES (0.2%)
Cendant Corp.+...................................       53,600        710,200
                                                                 ------------

DIVERSIFIED MANUFACTURING (6.4%)
Cooper Industries, Inc...........................        6,000        201,000
Eastman Kodak Co.................................       17,800      1,063,550
General Electric Co.(s)..........................      309,400     16,282,175
Honeywell International, Inc.....................       54,000      2,953,125
ITT Industries, Inc..............................        5,600        193,550
Johnson Controls, Inc............................        4,800        273,300
Tyco International Ltd.+(i)......................       90,200      4,245,038
Xerox Corp.......................................       14,000        379,750
                                                                 ------------
                                                                   25,591,488
                                                                 ------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric Co..............................       16,400        967,600
                                                                 ------------

MACHINERY (0.3%)
Caterpillar, Inc.................................       23,100        883,575
Ingersoll-Rand Co................................       10,700        487,519
                                                                 ------------
                                                                    1,371,094
                                                                 ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                  31,541,740
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
TECHNOLOGY (29.4%)
COMPUTER PERIPHERALS (1.0%)
EMC Corp.+.......................................       22,900   $  2,663,556
Lexmark International Group, Inc., Class A+......        5,500        383,625
Quantum Corp.- DLT & Storage Systems+............       15,200        157,700
Seagate Technology, Inc.+........................       11,100        643,800
                                                                 ------------
                                                                    3,848,681
                                                                 ------------
COMPUTER SOFTWARE (5.5%)
Adobe Systems, Inc...............................        5,400        607,838
BMC Software, Inc.+..............................       11,400        501,600
Citrix Systems, Inc.+............................       13,000        684,125
Computer Associates International, Inc...........       27,500      1,416,250
Microsoft Corp.+.................................      196,500     12,293,531
Network Associates, Inc..........................        5,400        118,125
Oracle Corp.+....................................       61,500      4,420,313
Siebel Systems, Inc.+............................       11,000      1,287,000
Symantec Corp.+..................................        2,500        164,375
Tibco Software, Inc..............................        7,400        411,625
                                                                 ------------
                                                                   21,904,782
                                                                 ------------
COMPUTER SYSTEMS (5.9%)
Apple Computer, Inc.+............................        7,200        604,800
Compaq Computer Corp.............................       69,500      1,824,375
Dell Computer Corp.+.............................      100,300      4,325,438
Hewlett-Packard Co...............................       45,200      5,429,650
International Business Machines Corp.............       38,300      4,110,069
Sun Microsystems, Inc.+..........................       70,200      5,379,075
VERITAS Software Corp.+..........................       17,500      2,038,750
                                                                 ------------
                                                                   23,712,157
                                                                 ------------
ELECTRONICS (3.7%)
Cisco Systems, Inc.(s)+..........................      250,500     14,262,844
Rockwell International Corp......................       12,000        492,000
                                                                 ------------
                                                                   14,754,844
                                                                 ------------

INFORMATION PROCESSING (0.9%)
DoubleClick, Inc.+...............................        5,600        236,600
Electronic Data Systems Corp.....................       18,200      1,170,488
Exodus Communications, Inc.+.....................        5,400        381,038
Yahoo!, Inc.+....................................       15,100      1,707,244
                                                                 ------------
                                                                    3,495,370
                                                                 ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------

SEMICONDUCTORS (6.3%)
Advanced Micro Devices, Inc.+....................        6,800   $    553,775
Altera Corp.+....................................        8,700        747,113
Applied Materials, Inc.+.........................       34,800      2,905,800
Intel Corp.(s)...................................      117,900     14,700,656
Lattice Semiconductor Corp.+.....................        5,700        338,081
National Semiconductor Corp.+....................        7,900        424,625
Texas Instruments, Inc...........................       71,400      5,158,650
Xilinx, Inc.+....................................        3,100        235,988
                                                                 ------------
                                                                   25,064,688
                                                                 ------------

TELECOMMUNICATION SERVICES (1.8%)
Global Crossing Ltd.+(i).........................       45,600      1,142,850
Sprint Corp. (PCS Group)+........................       35,100      1,948,050
WorldCom, Inc.+..................................      109,900      4,134,988
                                                                 ------------
                                                                    7,225,888
                                                                 ------------

TELECOMMUNICATIONS-EQUIPMENT (4.3%)
JDS Uniphase Corp................................        2,500        220,000
Lucent Technologies, Inc.........................       67,700      3,884,288
Motorola, Inc....................................       32,000      3,000,000
Nortel Networks Corp.............................      125,800      6,832,513
QUALCOMM, Inc.+..................................       32,200      2,137,275
Tellabs, Inc.+...................................       18,100      1,175,369
                                                                 ------------
                                                                   17,249,445
                                                                 ------------
  TOTAL TECHNOLOGY...............................                 117,255,855
                                                                 ------------

TELECOMMUNICATIONS (0.0%)
TELECOMMUNICATION SERVICES (0.0%)
Allegiance Telecom, Inc.+........................        4,200        222,075
                                                                 ------------

TRANSPORTATION (0.5%)
AIRLINES (0.0%)
Northwest Airlines Corp..........................        1,000         28,438
                                                                 ------------

RAILROADS (0.5%)
Burlington Northern Santa Fe Corp................       27,900        659,138
CSX Corp.........................................       14,500        315,375
Norfolk Southern Corp............................       24,500        436,406
Union Pacific Corp...............................       16,400        693,925
                                                                 ------------
                                                                    2,104,844
                                                                 ------------

TRANSPORT & SERVICES (0.0%)
C.H. Robinson Worldwide, Inc.....................        1,000         44,938
                                                                 ------------
  TOTAL TRANSPORTATION...........................                   2,178,220
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------
UTILITIES (6.8%)
ELECTRIC (1.8%)
Allegheny Energy, Inc............................          700   $     21,656
Carolina Power & Light Co........................       18,100        622,188
Central & South West Corp........................       32,700        680,569
Cinergy Corp.....................................        9,500        252,938
Consolidated Edison, Inc.........................       12,300        401,288
Dominion Resources, Inc..........................       16,300        745,725
DTE Energy Co....................................        8,600        297,238
Edison International.............................       19,300        412,538
Entergy Corp.....................................       16,900        490,100
FPL Group, Inc...................................       10,400        514,800
GPU, Inc.........................................        7,100        200,575
NiSource, Inc....................................        7,400        133,663
Northern States Power Co.........................        9,700        214,613
PG&E Corp........................................       23,300        604,344
Pinnacle West Capital Corp.......................        6,000        214,500
PPL Corp.........................................        8,000        189,000
TECO Energy, Inc.................................        7,600        162,925
TXU Corp.........................................       16,500        589,875
Wisconsin Energy Corp............................       15,000        316,875
                                                                 ------------
                                                                    7,065,410
                                                                 ------------

GAS-PIPELINES (0.5%)
Columbia Energy Group............................        2,000        129,375
Enron Corp.......................................       25,800      1,880,175
                                                                 ------------
                                                                    2,009,550
                                                                 ------------
NATURAL GAS (0.1%)
El Paso Energy Corp..............................        8,500        437,750
                                                                 ------------

PIPELINES (0.2%)
Williams Companies, Inc..........................       16,200        673,313
                                                                 ------------

TELEPHONE (4.2%)
ALLTEL Corp......................................       11,400        745,988
AT&T Corp........................................       97,300      3,375,094
Bell Atlantic Corp...............................       34,900      1,845,338
BellSouth Corp...................................       17,600        821,700
GTE Corp.........................................       57,400      3,630,550
Level 3 Communications, Inc.+....................        7,000        534,188
SBC Communications, Inc..........................      130,400      5,696,850
US WEST, Inc.....................................        1,900        136,800
                                                                 ------------
                                                                   16,786,508
                                                                 ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------  -------------

WATER (0.0%)
American Water Works, Inc........................        5,900   $    137,913
                                                                 ------------
  TOTAL UTILITIES................................                  27,110,444
                                                                 ------------
  TOTAL COMMON STOCKS (COST $383,411,231)........                 386,199,412
                                                                 ------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
SHORT-TERM INVESTMENTS (3.5%)
OTHER INVESTMENT COMPANIES (3.2%)
J.P. Morgan Institutional
  Prime Money Market Fund
  (cost $12,752,132)*............................  $12,752,132     12,752,132
                                                                 ------------

U.S. TREASURY OBLIGATIONS (0.3%)
Notes, 5.625% 2/28/01(s)
  (cost $1,212,301)..............................    1,220,000      1,210,472
                                                                 ------------
  TOTAL SHORT-TERM INVESTMENTS
   (COST $13,964,433)............................                  13,962,604
                                                                 ------------
TOTAL INVESTMENTS
  (COST $397,375,664) (99.9%)..................................   400,162,016
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)...................
                                                                      379,080
                                                                 ------------
NET ASSETS (100.0%)............................................  $400,541,096
                                                                 ============

------------------------------
Note: Based on the cost of investments of $399,164,756 for federal income tax purposes at May 31, 2000, the aggregate gross unrealized appreciation and depreciation was $27,865,456 and $26,868,196, respectively, resulting in net unrealized appreciation of $997,260.

(i) Foreign Security

+ - Non-income producing security

(s)Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $1,210,472 of the market value has been segregated.

* Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by J.P Morgan Investment Management, Inc.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $397,375,664 )          $400,162,016
Cash                                                    215,039
Receivable for Shares of Beneficial Interest Sold    14,093,589
Receivable for Investments Sold                      12,801,240
Dividends and Interest Receivable                       578,783
Receivable for Expense Reimbursements                   149,877
Prepaid Trustees' Fees                                      524
Prepaid Expenses and Other Assets                            70
                                                   ------------
    Total Assets                                    428,001,138
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    27,068,426
Payable for Shares of Beneficial Interest
  Redeemed                                               80,623
Advisory Fee Payable                                     73,110
Variation Margin Payable                                 48,750
Shareholder Servicing Fee Payable                        30,044
Custody Fee Payable                                      27,137
Administrative Services Fee Payable                      14,650
Transfer Agent Fees Payable                               5,960
Administration Fee Payable                                1,708
Fund Services Fee Payable                                   278
Accrued Expenses                                        109,356
                                                   ------------
    Total Liabilities                                27,460,042
                                                   ------------
NET ASSETS                                         $400,541,096
                                                   ============
INSTITUTIONAL SHARES
Applicable to 23,463,902 shares outstanding
  (par value $0.001, unlimited shares authorized)  $400,541,096
                                                   ============
Net Asset Value, Offering and Redemption Price
  per Share                                              $17.07
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $400,549,149
Undistributed Net Investment Income                   1,087,039
Accumulated Net Realized Loss on Investments         (3,931,767)
Net Unrealized Appreciation of Investments            2,836,675
                                                   ------------
    Net Assets                                     $400,541,096
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $20,107 )                                                  $ 2,365,220
Interest Income                                                     426,270
                                                                -----------
    Investment Income                                             2,791,490
EXPENSES
Advisory Fee                                       $   424,511
Shareholder Servicing Fee                              173,734
Custodian Fees and Expenses                            120,662
Registration Fees                                      115,448
Administrative Services Fee                             85,537
Professional Fees and Expenses                          41,124
Transfer Agent Fee                                      19,058
Administrative Fee                                       2,810
Fund Services Fee                                        2,544
Trustees' Fees and Expenses                                715
Miscellaneous                                           27,215
                                                   -----------
    Total Expenses                                   1,013,358
Less: Reimbursement of Expenses                       (408,049)
                                                   -----------
NET EXPENSES                                                        605,309
                                                                -----------
NET INVESTMENT INCOME                                             2,186,181
NET REALIZED LOSS ON
  Investment Transactions                           (3,291,400)
  Futures Contracts                                   (635,900)
                                                   -----------
    Net Realized Loss                                            (3,927,300)
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                        2,495,001
  Futures Contracts                                     50,323
                                                   -----------
    Net Change in Unrealized Appreciation                         2,545,324
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $   804,205
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                    DECEMBER 31, 1998
                                                   FOR THE FISCAL   (COMMENCEMENT OF
                                                     YEAR ENDED    OPERATIONS) THROUGH
                                                    MAY 31, 2000      MAY 31, 1999
                                                   --------------  -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   2,186,181   $           24,633
Net Realized Gain (Loss) on Investments and
  Futures Contracts                                   (3,927,300)              46,499
Net Change in Unrealized Appreciation of
  Investments and Futures Contracts                    2,545,324              291,351
                                                   -------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                         804,205              362,483
                                                   -------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (1,113,774)             (10,001)
Net Realized Gains                                       (50,966)                  --
                                                   -------------   ------------------
    Total Distributions to Shareholders               (1,164,740)             (10,001)
                                                   -------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     430,661,547            5,000,600
Reinvestment of Dividends and Distributions            1,163,790               10,001
Cost of Shares of Beneficial Interest Redeemed       (36,286,789)                  --
                                                   -------------   ------------------
    Net Increase from Shareholder Transactions       395,538,548            5,010,601
                                                   -------------   ------------------
    Total Increase in Net Assets                     395,178,013            5,363,083
NET ASSETS
Beginning of Period                                    5,363,083                   --
                                                   -------------   ------------------
End of Period (including undistributed net
  investment income of $1,087,039 and $14,632,
  respectively)                                    $ 400,541,096   $        5,363,083
                                                   =============   ==================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                                                    FOR THE PERIOD
                                                                                   DECEMBER 31, 1998
                                                                FOR THE FISCAL     (COMMENCEMENT OF
                                                                  YEAR ENDED      OPERATIONS) THROUGH
                                                                 MAY 31, 2000        MAY 31, 1999
                                                                --------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  16.06              $15.00
                                                                   --------              ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.14                0.07
Net Realized and Unrealized Gain on Investments and Futures
  Contracts                                                            1.02                1.02
                                                                   --------              ------
Total from Investment Operations                                       1.16                1.09
                                                                   --------              ------

LESS DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                 (0.14)              (0.03)
Net Realized Gain                                                     (0.01)                 --
                                                                   --------              ------
Total Dividend and Distributions to Shareholders                      (0.15)              (0.03)
                                                                   --------              ------

NET ASSET VALUE, END OF PERIOD                                     $  17.07              $16.06
                                                                   ========              ======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                           7.25%               7.27%(a)
Net Assets, End of Period (in thousands)                           $400,541              $5,363
Ratio to Average Net Assets
  Net Expenses                                                         0.35%               0.35%(b)
  Net Investment Income                                                1.26%               1.13%(b)
  Expenses without Reimbursement                                       0.58%               5.44%(b)
Portfolio Turnover                                                       45%                 19%

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional SmartIndex-TM- Fund (the "fund"), registered as J.P. Morgan SmartIndex-TM- Fund, is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"), which was organized on August 15, 1996. The trust is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. The investment objective is to provide a consistently high total return from a broadly diversified portfolio while maintaining risk characteristics similar to the S & P 500. Currently, the fund only offers Institutional Shares. The fund commenced operations on December 31, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the fund's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) The fund's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the fund. It is the policy of the fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

   e) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   f) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding taxes at various rates.

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

   h) For federal income tax purposes, the fund has a capital loss carryforward at May 31, 2000 of $102,307, all of which expires in the year 2008. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

   i) For federal income tax purposes, the fund incurred approximately $1,990,017 of capital losses in the period from November 1, 1999 to May 31, 2000. These losses were deferred for tax purposes until June 1, 2000.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 0.25% of the fund's average daily net assets. For the fiscal year ended May 31, 2000, such fees amounted to $434,335.

      The fund may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the fund in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the fiscal year ended May 31, 2000, J.P. Morgan has agreed to reimburse the fund $9,824 under this agreement. Interest income included in the Statement of Operations for the year ended May 31, 2000 includes $191,428 of interest income from investments in affiliated money market fund.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 2000, the fee for these services amounted to $2,810.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the fiscal year ended May 31, 2000, the fee for these services amounted to $85,537.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.35% of the average daily net assets of the fund through September 30, 2000. This reimbursement arrangement can be changed or terminated at any time after September 30, 2000 at the option of J.P. Morgan. For the fiscal year ended May 31, 2000, Morgan has agreed to reimburse Institutional Shares $408,049 for expenses under this agreement.

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the fiscal year ended May 31, 2000, the fee for these services amounted to $173,734 for Institutional Shares.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $2,544 for the fiscal year ended May 31, 2000.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

      INSTITUTIONAL SHARES

                                                                                 FOR THE PERIOD
                                                                               DECEMBER 31, 1998
                                                                                (COMMENCEMENT OF
                                                      FOR THE YEAR ENDED      OPERATIONS) THROUGH
                                                         MAY 31, 2000             MAY 31, 1999
                                                   -------------------------  --------------------
                                                     SHARES        AMOUNT      SHARES     AMOUNT
                                                   -----------  ------------  --------  ----------
Shares of Beneficial Interest Sold...............   25,195,086  $430,661,547   333,373  $5,000,600
Reinvestment of Dividends and Distributions......       66,763     1,163,790       638      10,001
Shares redeemed..................................   (2,131,957)  (36,286,789)       --          --
                                                   -----------  ------------  --------  ----------
Net Increase.....................................   23,129,892  $395,538,548   334,011  $5,010,601
                                                   ===========  ============  ========  ==========

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 2000 were as follows:

COST OF        PROCEEDS
PURCHASES     FROM SALES
---------     -----------
$540,107,884  $75,142,930

      SUMMARY OF OPEN FUTURES CONTRACTS AT MAY 31, 2000

                                                                   NET UNREALIZED
                                                                   APPRECIATION/   MARKET VALUE
                                                   CONTRACTS LONG  (DEPRECIATION)  OF CONTRACTS
                                                   --------------  --------------  ------------
S&P 500, expiring June 2000......................             39   $      50,323   $13,866,450

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 21, 2001. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of May 31, 2000.

                                   *  *  *  *

6. TAX INFORMATION NOTICE (UNAUDITED)

For corporate taxpayers 95.43% of the ordinary income distributions paid during the fiscal year ended May 31, 2000 qualify for the corporate dividends received deductions.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional SmartIndex-TM- Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional SmartIndex-TM- Fund (one of funds comprising the J.P. Morgan Series Trust and registered as J.P. Morgan SmartIndex-TM- Fund, hereafter referred to as the "fund") at May 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 1998 (commencement of operations) through May 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 2000

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
      INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   LARGE CAP GROWTH FUND: INSTITUTIONAL SHARES
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
      INSTITUTIONAL SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES
   MARKET NEUTRAL FUND: INSTITUTIONAL SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.
IMAR782

J.P. MORGAN INSTITUTIONAL SMARTINDEX-TM- FUND

ANNUAL REPORT
MAY 31, 2000